EXHIBIT 99.4


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Infowave Software Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I George Reznik, Chief Financial Officer and member of the Office of the President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ George Reznik
                                        ---------------------------------------
                                        George Reznik
                                        Chief Financial Officer, Office of the
                                        President
                                        August 14, 2002